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2 DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS This presentation includes “forward-looking statements” as defined within applicable securities laws and regulations. All statements in this presentation, other than statements of historical fact, are “forward-looking statements,” including projections of revenues, earnings or other financial items, our plans and objectives for future operations, statements concerning proposed products or services, statements regarding the integration, development or commercialization of the Dfine operations and statements of assumptions underlying any of the foregoing. All forward-looking statements included in this presentation are made as of the date hereof, and are based on information available to us as of such date. We assume no obligation to update or disclose revisions to any forward- looking statement. In some cases, forward-looking statements can be identified by the use of terms such as “may,” “will,” “likely,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “projects,” ”forecast,” “potential,” or other comparable terms. Forward-looking statements are based on our current beliefs, expectations and assumptions regarding our business, domestic and global economies, regulatory and competitive environments and other future conditions. There can be no assurance that such beliefs, expectations or assumptions or any of the forward-looking statements will prove to be correct. Actual results will likely differ, and may differ materially, from those projected or assumed in the forward-looking statements. Our future financial and operating results and condition, as well as any forward-looking statements, are subject to inherent risks and uncertainties such as those described in our Annual Report on Form 10-K for the year ended December 31, 2015 and other filings with the U.S. Securities and Exchange Commission. Such risks and uncertainties include risks relating to our acquisition of Dfine; our efforts to integrate, manage and develop Dfine’s operations and products; expenses associated with the integration, management and development of those operations and products; product recalls and product liability claims; expenditures relating to research, development, testing and regulatory approval of our products (including the Dfine products) and risks that such products may not be developed successfully or approved for commercial use; regulation of the medical device industry; our need to generate sufficient cash flow to fund our debt obligations, capital expenditures, and ongoing operations; restrictions on our liquidity or our ability to operate our business in compliance with our debt agreements; possible infringement of our technology (including the Dfine technology) or the assertion that such technology infringes the rights of other parties; changes in the prices or supply of commodity components; changes in economic and industry conditions in the United States and other countries; termination or interruption of relationships with suppliers, or failure of suppliers to perform; fluctuations in exchange rates; development of new products and technology that could render our products (including the Dfine products) obsolete; changes in key personnel; and potential healthcare regulatory and policy changes. All subsequent forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. The financial projections set forth in this presentation are based on a number of assumptions, estimates and forecasts. The inaccuracy of any one of those assumptions, estimates or forecasts could materially impact our actual financial results. Inevitably, some of those assumptions, estimates or forecasts will not occur and unanticipated events and circumstances will occur subsequent to the date of this presentation. In addition to changes in the underlying assumptions, our future performance is subject to a number of risks and uncertainties with respect to our existing and proposed business, and other factors that may cause our actual results or performance to be materially different from any predicted or implied. Although we have attempted to identify important assumptions in the financial projections, there may be other factors that could materially affect our actual financial performance, and no assurance can be given that all material factors have been considered in the preparation of such projections. Accordingly, you should not place undue reliance on such projections. Future operating results are, in fact, impossible to predict. Although our financial statements are prepared in accordance with accounting principles which are generally accepted in the United States, our management believes certain non-GAAP financial measures provide investors with useful information regarding the underlying business trends and performance of our operations and can be useful for period-over-period comparisons of such operations. This presentation sets forth supplemental financial data and corresponding reconciliations to GAAP financial measures. Investors should consider these non-GAAP measures in addition to, not as a substitute for, financial reporting measures prepared in accordance with GAAP. These non-GAAP financial measures exclude some items that affect net income. Further, these calculations may not be comparable with similarly titled measures of other companies.

3 Founded in 2004, DFINE is dedicated to changing the lives of patients debilitated by pain through advancements in minimally invasive technology to treat vertebral pathologies. DFINE has developed and commercialized a full line of next generation products and therapies for the treatment of vertebral compression fractures and metastatic spinal tumors.

4 NEXT GENERATION PRODUCTS

5 Combines a targeted approach and ultra-high viscosity cement to repair compression fractures and minimize extravasation in the vertebrae.

6 StabiliT MX provides a targeted, bone-sparing cavity creation approach to vertebral augmentation with DFINE’s patented cement preparation and controlled delivery of high-viscosity cement.

7 StabiliT VP combines DFINE’s patented simple cement preparation with the controlled delivery of high-viscosity cement. Simplicity Speed Control

8 With the STAR System, physicians have the control to navigate and target site-specific ablation zones and monitor real-time ablation zone development within the vertebral body.

9 STRONG STRATEGIC FIT PRESENT • Development and commercialization of more advanced products and therapies which enhance growth and profitability • Moving to a disease-centric, ‘follow the patient’ model • Evaluate and enter complementary segments leveraging both technology platforms and commercial capabilities • Wholesale to retail model expansion globally • Maximize operational leverage and asset utilization FUTURE • Provides physicians and healthcare institutions a proven and next generation interventional oncology and spine therapyplatform • Provides both diversification and enhancement for revenue and margin growth • Strongly leverages global operational and commercial scale • Provides Merit access to 1.5 million patients with spinal metastasis with cutting edge therapy • Provides access to a $2.3 billion global market worldwide • Strengthens product offering

10 INTRODUCING INTERVENTIONAL ONCOLOGY & SPINE • Tumor Management and Spine Focus • Complementary technologies, products, and physician base • Strong understanding and current position with existing physicians and healthcare institutions • 80% customer compatibility rate IOS

11 Pre Acquisition Addressable Market $577 Million Post Acquisition Addressable Market $2.3 Billion INTERVENTIONAL ONCOLOGY & SPINE

12 TRANSACTION OVERVIEW IMPACT • Revenues for DFINE were $33.4 million in 2015 • Remain committed to 3-year plan and revenue growth of 8% year on year • The transaction is expected to be neutral on an EPS non-GAAP basis in 2016 and accretive in 2017 ($0.05 - $0.08) • Accretive to gross margin on a non-GAAP basis by approximately 0.80% in 2017 • Significant synergies in Sales & Marketing, G&A, Supply Chain, and Facilities FINANCING • Financed by a Banking Group led by Wells Fargo and includes Bank of America, HSBC, and US Bank

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